                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 1996 included in Cortech, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                       /s/ Arthur Andersen LLP

Denver, Colorado,
  May 17, 1996.